Exhibit 3.3


                                  VISEON, INC.
                             (A NEVADA CORPORATION)

                                     BYLAWS


                                    Contents
                                    --------
                                                                            Page
                                                                            ----
ARTICLE ONE:      OFFICES

      1.01        Principal Office                                            1
      1.02        Other Offices                                               1

ARTICLE TWO:      SHAREHOLDERS

     2.01         Place of Meeting                                            1
     2.02         Annual Meeting                                              1
     2.03         Special Meetings                                            1
     2.04         Notice                                                      1
     2.05         Voting List                                                 2
     2.06         Quorum                                                      2
     2.07         Majority Vote; Withdrawal of Quorum                         2
     2.09         Record Date; Closing Transfer Books                         2
     2.10         Action Without Meeting                                      3
     2.11         Order of Business at Meetings                               3

ARTICLE THREE:  DIRECTORS

      3.01        Management                                                  4
      3.02        Number; Qualification; Election; Term                       4
      3.03        Change in Number                                            4
      3.04        Removal                                                     4
      3.05        Vacancies                                                   4
      3.06        Election of Directors                                       4
      3.07        Place of Meeting                                            4
      3.08        First Meeting                                               4
      3.09        Annual Meetings                                             5
      3.10        Special Meetings                                            5
      3.11        Quorum; Majority Vote                                       5
      3.12        Nomination                                                  5
      3.13        Compensation                                                6
      3.14        Written Action by Directors                                 6
      3.15        Interested Directors, Officers and Shareholders             6
      3.16        Certain Officers                                            6
      3.17        Action Without Meeting                                      7


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ARTICLE FOUR:     COMMITTEES

A.                EXECUTIVE COMMITTEE

     4.01                  Designation                                        7
     4.02                  Number; Qualification; Term                        7
     4.03                  Authority                                          7
     4.04                  Change in Number                                   7
     4.05                  Removal                                            7
     4.06                  Vacancies                                          8
     4.07                  Meetings                                           8
     4.08                  Quorum; Majority Vote                              8
     4.09                  Compensation                                       8
     4.10                  Procedure                                          8
     4.11                  Action Without Meeting                             8
     4.12                  Responsibility                                     8

B.                AUDIT COMMITTEE

     4.13                  Designation                                        8
     4.14                  Number; Qualification; Term                        8
     4.15                  Authority                                          9
     4.16                  Change in Number                                   9
     4.17                  Removal                                            9
     4.18                  Vacancies                                          9
     4.19                  Meetings                                           9
     4.20                  Quorum; Majority Vote                              9
     4.21                  Compensation                                       9
     4.22                  Procedure                                          9
     4.23                  Action Without Meeting                             9
     4.24                  Responsibility                                    10

C.                COMPENSATION COMMITTEE

     4.25                  Designation                                       10
     4.26                  Number; Qualification; Term                       10
     4.27                  Authority                                         10
     4.28                  Change in Number                                  10
     4.29                  Removal                                           10
     4.30                  Vacancies                                         10
     4.31                  Meetings                                          10
     4.32                  Quorum; Majority Vote                             10
     4.33                  Compensation                                      10
     4.34                  Procedure                                         11
     4.35                  Action Without Meeting                            11
     4.36                  Responsibility                                    11


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D.       OTHER COMMITTEES

     4.37                  Designation                                       11
     4.38                  Number; Qualification; Term                       11
     4.39                  Authority                                         11
     4.40                  Change in Number                                  11
     4.41                  Removal                                           11
     4.42                  Vacancies                                         12
     4.43                  Meetings                                          12
     4.44                  Quorum; Majority Vote                             12
     4.45                  Compensation                                      12
     4.46                  Procedure                                         12
     4.47                  Action Without Meeting                            12
     4.48                  Responsibility                                    12

ARTICLE FIVE:     NOTICE

     5.01                  Method                                            12
     5.02                  Waiver                                            13
     5.03                  Telephone Meetings                                13

ARTICLE SIX:      OFFICERS AND AGENTS

     6.01                  Number; Qualification; Election; Term             13
     6.02                  Removal and Resignation                           14
     6.03                  Vacancies                                         14
     6.04                  Authority                                         14
     6.05                  Compensation                                      14
     6.06                  Chairman of the Board                             14
     6.07                  Executive Powers                                  14
     6.08                  Vice Presidents                                   15
     6.09                  Secretary                                         15
     6.10                  Assistant Secretaries                             15
     6.11                  Treasurer                                         15
     6.12                  Assistant Treasurers                              16

ARTICLE SEVEN:    CERTIFICATES AND TRANSFER REGULATIONS

     7.01                  Certificates                                      16
     7.02                  Issuance of Certificates                          16
     7.03                  Legends on Certificates                           16
     7.04                  Payment of Shares                                 18
     7.05                  Lien                                              18
     7.06                  Lost, Stolen or Destroyed Certificates            18
     7.07                  Registration of Transfer                          19
     7.08                  Registered Owner                                  19
     7.09                  Preemptive Rights                                 19


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ARTICLE EIGHT:    GENERAL PROVISIONS

     8.01                  Dividends and Reserves                            19
     8.02                  Books and Records                                 20
     8.03                  Annual Reports                                    20
     8.04                  Checks and Notes                                  20
     8.05                  Fiscal Year                                       20
     8.06                  Seal                                              20
     8.07                  Indemnification                                   20
     8.08                  Amendment of Bylaws                               21
     8.09                  Construction                                      21
     8.10                  Table of Contents; Headings                       21




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                                  VISEON, INC.
                             (A NEVADA CORPORATION)

                                     BYLAWS

                                   ARTICLE ONE
                                     OFFICES

1.01     Principal Office. The principal office of the Corporation shall be 5593
W. 78th, Minneapolis, Minnesota 55439.

1.02 Other Offices. The Corporation may also have offices at such other places both within the State of Nevada and without the State of Nevada as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE TWO
                                  SHAREHOLDERS

2.01 Time and Place of Meetings. All meetings of the Shareholders for the election of Directors and for any other purpose may be held at such time and at such place, within or without the State of Nevada, as stated in the notice of the meeting or in a duly executed waiver of notice thereof.

2.02 Annual Meeting. Annual Meetings of the Shareholders of the corporation entitled to vote shall be held on an annual or other less frequent basis as shall be determined by the Board of Directors or by the chief executive officer. At each annual meeting, the shareholders, voting as provided in the Articles of Incorporation and these Bylaws, shall elect qualified successors for directors whose terms have expired or are due to expire on or within six (6) months after the date of the meeting, and shall transact such other business as may properly be brought before the meeting. No meeting shall be considered an annual meeting unless specifically designated as such in the notice of meeting or unless all of the shareholders entitled to vote are present in person or by proxy and none of them objects to such designation.

2.03 Special Meeting. Special meetings of the Shareholders may be called at any time, for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, or by these Bylaws, may be called by the President, the Secretary, the Board of Directors, or the holders of not less than one tenth of all the shares entitled to vote at the meeting. Business transacted at a special meeting shall be confined to the subjects stated in the notice of the meeting.

2.04 Notice. Written or printed notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than fifty (50) days before the date of the meeting, either personally or by mail, by or at the direction of the person calling the meeting, to each Shareholder of record entitled to vote at the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the Shareholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.

2.05 Voting List. At least ten days before each meeting of Shareholders a complete list of the Shareholders entitled to vote at such meeting, arranged in alphabetical order and setting forth the address of each and the number of voting shares held by each, shall be prepared by the Officer or agent having charge of the stock transfer books. Such list, for a period of ten days prior to such meeting, shall be kept on file at the registered office of the Corporation and shall be subject to inspection by any Shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting during the whole time thereof, and shall be subject to the inspection of any Shareholder during the whole time of the meeting.

2.06 Quorum. The holders of a majority of the shares issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall be requisite and shall constitute a quorum at all meetings of the Shareholders for the transaction of business except as otherwise provided by statute, by the Articles of Incorporation or by these Bylaws. If a quorum is not present or represented at a meeting of the Shareholders, the Shareholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

2.07 Majority Vote; Withdrawal of Quorum. When a quorum is present at any meeting, the vote of the holders of a majority of the shares having voting power, present in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the statutes or of the Articles of Incorporation or of these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. The Shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum.

2.08 Method of Voting. Each outstanding share, regardless of class, shall be entitled to one vote on each matter subject to a vote at a meeting of Shareholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the Articles of Incorporation. The Board of Directors may, in the future, at their discretion, direct that voting be cumulative, according to any plan adopted by the Board. At any meeting of the Shareholders, every Shareholder having the right to vote may vote either in person or by proxy executed in writing by the Shareholder or by his duly authorized attorney-in-fact. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy. Each proxy shall be revocable unless expressly provided therein to be irrevocable or unless otherwise made irrevocable by law. Each proxy shall be filed with the Secretary of the Corporation prior to, or at the time of, the meeting. Voting for Directors shall be in accordance with Section 6 of these Bylaws. Any vote may be taken viva voice or by show of hands unless someone entitled to vote objects, in which case written ballots shall be used. Cumulative voting is not prohibited.

2.09 Record Date; Closing Transfer Books. The Board of Directors may fix in advance a record date for the purpose of determining Shareholders entitled to notice of, or to vote at, a meeting of Shareholders, such record date to be not less than ten nor more than sixty days prior to such meeting; or the Board of Directors may close the stock transfer books for such purpose for a period


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


of not less than ten nor more than sixty days prior to such meeting. In the absence of any action by the Board of Directors, the date upon which the notice of the meeting is mailed shall be the record date.

2.10 Action Without Meeting. Any action required to be taken at any annual or special meeting of Shareholders or any action which may be taken at any annual or special meeting of Shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted. Such consent or consents shall have the same force and effect as the requisite vote of the Shareholders at a meeting. The signed consent or consents, or a copy or copies thereof, shall be placed in the minute book of the Corporation. Such consents may be signed in multiple counterparts, each of which shall constitute an original for all purposes, and all of which together shall constitute the requisite written consent or consents of the Shareholders, if applicable. A telegram, telex, cablegram, or similar transaction by a Shareholder, or a photographic, Photostat, facsimile or similar reproduction of a writing signed by a Shareholder, shall be regarded as signed by the Shareholder for purposes of this Section 2.10.

2.11 Order of Business at Meetings. The order of business at annual meetings, and so far as practicable at other meetings of Shareholders, shall be as follows unless changed by the Board of Directors:

  (a)    Call to order
  (b)    Proof of due notice of meeting
  (c)    Determination of quorum and examination of proxies
  (d)    Announcement of availability of voting list (See Bylaw 2.05 above)
  (e)    Announcement of distribution of annual reports (See Bylaw 8.03 below)
  (f)    Reading and disposing of minutes of last meeting of Shareholders
  (g)    Reports of Officers and committees
  (h)    Appointment of voting inspectors
  (I)    Unfinished business
  (j)    New business
  (k)    Nomination of Directors
  (1)    Opening of polls for voting
  (m)    Recess
  (n)    Reconvening; closing of polls
  (o)    Report of voting inspectors
  (p)    Other business
  (q)    Adjournment


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


                                  ARTICLE THREE
                                    DIRECTORS

3.01 Management. The business and affairs of the Corporation shall be managed by the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not, by statute or by the Articles of Incorporation or by these Bylaws, directed or required to be exercised or done by the Shareholders.

3.02 Number; Qualification; Election; Term. The Board of Directors shall consist of not less than one member nor more than Seven (7) members; provided however, the Board of Directors in effect as of the date of effectiveness of these Bylaws consists of four members. A Director need not be a Shareholder or resident of any particular state or country. The Directors shall be elected at the annual meeting of the Shareholders, except as provided in Bylaw 3.03 and
3.05. Each Director elected shall hold office until his successor is elected and qualified. Each person elected as a Director shall be deemed to have qualified unless he states his refusal to serve shortly after being notified of his election.

3.03 Change in Number. The number of Directors may be increased or decreased from time to time by amendment to the Bylaws, but no decrease shall have the effect of shortening the term of any incumbent Director. Any directorship to be filled by reason of an increase in the number of Directors shall be filled by the Board of Directors for a term of office continuing only until the next election of one or more Directors by the Shareholders; provided that the Board of Directors may not fill more than two such directorships during the period between any two successive annual meetings of Shareholders.

3.04 Removal. Any Director may be removed either for or without cause at any special or annual meeting of Shareholders by the affirmative vote of a majority, in number of shares, of the Shareholders present in person or by proxy at such meeting and entitled to vote for the election of such Director if notice of intention to act upon such matter is given in the notice calling such meeting.

3.05 Vacancies. Any unfilled directorship position, or any vacancy occurring in the Board of Directors (by death, resignation, removal or otherwise), shall be filled by an affirmative vote of a majority of the remaining Directors though less than a quorum of the Board of Directors. A Director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office, except that a vacancy occurring due to an increase in the number of Directors shall be filled in accordance with Section 3.03 of these Bylaws.

3.06     Election of Directors.  Directors shall be elected by majority vote.

3.07 Place of Meeting. Meetings of the Board of Directors, regular or special, may be held either within or without the State of Nevada.

3.08 First Meeting. The first meeting of each newly elected Board of Directors shall be held without further notice immediately following the annual meeting of Shareholders, and at the same place, unless the Directors change such time or place by unanimous vote.


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


3.09 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as determined by the Board of Directors.

3.10 Special Meetings. Special meetings of the Board of Directors may be called by the President or by any Director on three days notice to each Director, given either personally or by mail or by telegram. Except as otherwise expressly provided by statute, or by the Articles of Incorporation, or by these Bylaws, neither the business to be transacted at, nor the purpose of any special meeting of the Board of Directors need be specified in a notice or waiver of notice.

3.11 Quorum; Majority Vote. At all meetings of the Board of Directors, a majority of the number of Directors then elected and qualified shall constitute a quorum for the transaction of business. The act of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as otherwise specifically provided by statute or by the Articles of Incorporation or by these Bylaws. If a quorum is not present at a meeting of the Board of Directors, the Directors present there at may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. Each Director who is present at a meeting will be deemed to have assented to any action taken at such meeting unless his dissent to the action is entered in the minutes of the meeting, or unless he files his written dissent thereto with the Secretary of the meeting or forwards such dissent by registered mail to the Secretary of the Corporation immediately after such meeting.

3.12 Nominations. Nominations of persons for election to the board of directors may be made by the board of directors, by a nominating committee established by the board of directors or by any stockholder of the corporation entitled to vote for the election of directors. Any stockholder of the corporation entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if written notice is received by the board of directors of such stockholder's intent to make such nomination not later than: (a) with respect to any annual meeting of stockholders not less than 90 days prior to the date one year from the date of the immediately proceeding annual meeting; or (b) with respect to any special meeting at which the election of directors is to be held, seven days after the date that the notice of the special meeting is mailed, or otherwise given. Each written notice delivered to the board of directors by the stockholder shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the board of directors; and (e) the written consent of each nominee to serve as a Director of the corporation if so elected. The Chairman of the meeting may refuse to acknowledge the nomination of any person not made in full compliance with the foregoing procedure.


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


3.13 Compensation. By resolution of the Board of Directors, the Directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance of each meeting of the Board of Directors, or a stated salary as Director. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor. Members of any executive, special or standing committees established by the Board of Directors, may, by resolution of the Board of Directors, be allowed like compensation and expenses for attending committee meetings.

3.14 Written Action by Directors. Any action required or permitted to be taken at a meeting of the Board of Directors, or a committee thereof, may be taken by written action signed by all of the directors or, in cases where the action need not be approved by the shareholders, by written action signed by the number of directors that would be required to take the same action at a meeting of the Board or a committee thereof at which all directors were present.

3.15     Interested Directors, Officers and Shareholders.

         (a) If Paragraph (b) is satisfied, no contract or other transaction between the Corporation and any of its Directors, Officers or Shareholders (or any corporation or firm in which any of them are directly or indirectly interested) shall be invalid solely because of such relationship or because of the presence of such Director, Officer or Shareholder at the meeting authorizing such contract or transaction, or his participation in such meeting or authorization.

         (b)     Paragraph (a) shall apply only if:

                 (1) The material facts of the relationship or interest of each such Director, Officer or Shareholder are known or disclosed:

                           (A) To the Board of Directors and it nevertheless authorizes or ratifies the contract or transaction by a majority of the Directors present, each such interested Director to be counted in determining whether a quorum is present but not in calculating the majority necessary to carry the vote; or

                           (B) To the Shareholders and they nevertheless authorize or ratify the contract or transaction by a majority of the shares present, each such interested person to be counted for a quorum and voting purposes; or

                 (2) The contract or transaction is fair to the Corporation as of the time it is authorized or ratified by the Board of Directors, a committee of the Board or the Shareholders.

         (c) This provision shall not be construed to invalidate a contract or transaction that would be valid in the absence of this provision.

3.16 Certain Officers. The President shall be elected from among the members of the Board of Directors.


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


3.17 Action Without Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all members of the Board of Directors or, in cases where the action need not be approved by the shareholders, by written action signed by the number of directors that would be required to take the same action at a meeting of the Board or a committee thereof at which all directors were present. Such consent shall have the same force and effect as unanimous vote of the Board of Directors at a meeting. The signed consent, or a signed copy thereof, shall be placed in the minute book of the Corporation. Such consents may be signed in multiple counterparts, each of which shall constitute an original for all purposes, and all of which together shall constitute the unanimous written consent of the Directors.

                                  ARTICLE FOUR
                                   COMMITTEES

A.       EXECUTIVE COMMITTEE

4.01 Designation. The Board of Directors may, by resolution adopted by a majority of the whole Board, designate an Executive Committee from among its members.

4.02 Number; Qualification; Term. The Executive Committee shall consist of one or more Directors. The Executive Committee shall serve at the pleasure of the Board of Directors.

4.03 Authority. The Executive Committee shall have and may exercise the authority of the Board of Directors in the management of the business and affairs of the Corporation except where action of the full Board of Directors is required by statute or by the Articles of Incorporation, and shall have power to authorize the seal of the Corporation to be affixed to all papers which may require it; except that the Executive Committee shall not have authority to: amend the Articles of Incorporation; approve a plan of merger or consolidation; recommend to the Shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the Corporation other than in the usual and regular course of its business; recommend to the Shareholders the voluntary dissolution of the Corporation; amend, alter, or repeal the Bylaws of the Corporation or adopt new Bylaws for the Corporation; fill any vacancy in the Board of Directors or any other corporate committee; fix the compensation of any member of any corporate committee; alter or repeal any resolution of the Board of Directors; declare a dividend; or authorize the issuance of shares of the Corporation. Each Director shall be deemed to have assented to any action of the Executive Committee unless, within seven days after receiving actual or constructive notice of such action, he delivers his written dissent thereto to the Secretary of the Corporation.

4.04 Change in Number. The number of Executive Committee members may be increased or decreased (but not below one) from time to time by resolution adopted by a majority of the Board of Directors.

4.05 Removal. Any member of the Executive Committee may be removed by the Board of Directors by the affirmative vote of a majority of the Board of Directors whenever in its judgment the best interests of the Corporation will be served thereby.


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


4.06 Vacancies. A vacancy occurring in the Executive Committee (by death, resignation, removal or otherwise) shall be filled by the Board of Directors in the manner provided for original designation in Section 4.01 above.

4.07 Meetings. Time, place and notice, if any, of Executive Committee meetings shall be as determined by the Executive Committee.

4.08 Quorum; Majority Vote. At meetings of the Executive Committee, a majority of the members shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the Executive Committee, except as otherwise specifically provided by statute or by the Articles of Incorporation or by these Bylaws. If a quorum is not present at a meeting of the Executive Committee, the members present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

4.09 Compensation. By resolution of the Board of Directors, the members of the Executive Committee may be paid their expenses, if any, of attendance at each meeting of the Executive Committee and may be paid a fixed sum, for attendance at each meeting of the Executive Committee or a stated salary as a member thereof. No such payment shall preclude any member from serving the Corporation in any other capacity and receiving compensation therefor.

4.10 Procedure. The Executive Committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required. The minutes of the proceedings of the Executive Committee shall be placed in the minute book of the Corporation.

4.11 Action Without Meeting. Any action required or permitted to be taken at a meeting of the Executive Committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Executive Committee. Such consent shall have the same force and effect as a unanimous vote at a meeting. The signed consent, or a signed copy thereof, shall be placed in the minute book. Such consents may be signed in multiple counterparts, each of which shall constitute an original for all purposes, and all of which together shall constitute the unanimous written consent of the Directors.

4.12 Responsibility. The designation of an Executive Committee and the delegation of authority to it shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.

B.       AUDIT COMMITTEE

4.13 Designation. The Board of Directors shall, by resolution adopted by a majority of the whole Board, designate an Audit Committee from among its members.

4.14     Number; Qualification; Term. The Audit Committee shall consist of three
(3) or more Directors, a majority of which shall be independent Directors. The Audit Committee shall serve at the pleasure of the Board of Directors.


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


4.15 Authority. The Audit Committee shall have and may exercise the authority of the Board of Directors in the management of the business and affairs of the Corporation as set forth in the Audit Committee charter as designated by the Board of Directors.

4.16 Change in Number. The number of Audit Committee members may be increased or decreased (but not below two (2)) from time to time by resolution adopted by a majority of the Board of Directors.

4.17 Removal. Any member of the Audit Committee may be removed by the Board of Directors by the affirmative vote of a majority of the Board of Directors whenever in its judgment the best interests of the Corporation will be served thereby.

4.18 Vacancies. A vacancy occurring in the Audit Committee (by death, resignation, removal or otherwise) shall be filled by the Board of Directors in the manner provided for original designation in Section 4.01 above.

4.19 Meetings. Time, place and notice, if any, of Audit Committee meetings shall be as determined by the Audit Committee.

4.20 Quorum; Majority Vote. At meetings of the Audit Committee, a majority of the members shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the Audit Committee, except as otherwise specifically provided by statute or by the Articles of Incorporation or by these Bylaws. If a quorum is not present at a meeting of the Audit Committee, the members present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

4.21 Compensation. By resolution of the Board of Directors, the members of the Audit Committee may be paid their expenses, if any, of attendance at each meeting of the Audit Committee and may be paid a fixed sum, for attendance at each meeting of the Audit Committee or a stated salary as a member thereof. No such payment shall preclude any member from serving the Corporation in any other capacity and receiving Compensation therefor.

4.22 Procedure. The Audit Committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required. The minutes of the proceedings of the Audit Committee shall be placed in the minute book of the Corporation.

4.23 Action Without Meeting. Any action required or permitted to be taken at a meeting of the Audit Committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Audit Committee. Such consent shall have the same force and effect as a unanimous vote at a meeting. The signed consent, or a signed copy thereof, shall be placed in the minute book. Such consents may be signed in multiple counterparts, each of which shall constitute an original for all purposes, and all of which together shall constitute the unanimous written consent of the Directors.

4.24 Responsibility. The designation of an Audit Committee and the delegation of authority to it shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.

C.       COMPENSATION COMMITTEE

4.25 Designation. The Board of Directors may, by resolution adopted by a majority of the whole Board, designate a Compensation Committee from among its members.

4.26 Number; Qualification; Term. The Compensation Committee shall consist of one or more Directors, at least one (1) of which shall be an independent director. The Compensation Committee shall serve at the pleasure of the Board of Directors.

4.27 Authority. The Compensation Committee shall have and may exercise the authority of the Board of Directors in the management of the business and affairs of the Corporation as set forth in writing by the Board of Directors.

4.28 Change in Number. The number of Compensation Committee members may be increased or decreased (but not below one) from time to time by resolution adopted by a majority of the Board of Directors.

4.29 Removal. Any member of the Compensation Committee may be removed by the Board of Directors by the affirmative vote of a majority of the Board of Directors whenever in its judgment the best interests of the Corporation will be served thereby.

4.30 Vacancies. A vacancy occurring in the Compensation Committee (by death, resignation, removal or otherwise) shall be filled by the Board of Directors in the manner provided for original designation in Section 4.01 above.

4.31 Meetings. Time, place and notice, if any, of Compensation Committee meetings shall be as determined by the Compensation Committee.

4.32 Quorum; Majority Vote. At meetings of the Compensation Committee, a majority of the members shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the Compensation Committee, except as otherwise specifically provided by statute or by the Articles of Incorporation or by these Bylaws. If a quorum is not present at a meeting of the Compensation Committee, the members present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

4.33 Compensation. By resolution of the Board of Directors, the members of the Compensation Committee may be paid their expenses, if any, of attendance at each meeting of the Compensation Committee and may be paid a fixed sum, for attendance at each meeting of the Compensation Committee or a stated salary as a member thereof. No such payment shall preclude any member from serving the Corporation in any other capacity and receiving compensation therefor.

4.34 Procedure. The Compensation Committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required. The minutes of the proceedings of the Compensation Committee shall be placed in the minute book of the Corporation.

4.35 Action Without Meeting. Any action required or permitted to be taken at a meeting of the Compensation Committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Compensation Committee. Such consent shall have the same force and effect as a unanimous vote at a meeting. The signed consent, or a signed copy thereof, shall be placed in the minute book. Such consents may be signed in multiple counterparts, each of which shall constitute an original for all purposes, and all of which together shall constitute the unanimous written consent of the Directors.

4.36 Responsibility. The designation of a Compensation Committee and the delegation of authority to it shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.

D.       OTHER COMMITTEES

The Board of Directors may, by resolution approved by affirmative vote of a majority of the Board, establish any other committees having the authority of the Board in the management of the business of the corporation only to the extent provided in the resolution. Each such committee shall consist of one or more natural persons (who need not be directors) appointed by the affirmative vote of a majority for the directors present, and shall be subject at all times to the direction and control of the Board.

4.37 Designation. The Board of Directors may, by resolution adopted by a majority of the whole Board, designate from among its members, any Director to serve on any such Committee.

4.38 Number; Qualification; Term. Each Committee shall consist of one or more Directors, at least one (1) of which shall be an independent director. The member(s) of any such Committee shall serve at the pleasure of the Board of Directors.

4.39 Authority. The Committee member(s) shall have and may exercise the authority of the Board of Directors in the management of the business and affairs of the Corporation as set forth in writing by the Board of Directors.

4.40 Change in Number. The number of member(s) of any Committee may be increased or decreased (but not below one) from time to time by resolution adopted by a majority of the Board of Directors.

4.41 Removal. Any Committee member may be removed by the Board of Directors by the affirmative vote of a majority of the Board of Directors whenever in its judgment the best interests of the Corporation will be served thereby.

4.42 Vacancies. A vacancy occurring on any of the Committees (by death, resignation, removal or otherwise) shall be filled by the Board of Directors in the manner provided for original designation in Section 4.37 above.

4.43 Meetings. Time, place and notice, if any, of meetings of Committees shall be as determined by the Committee member(s).

4.44 Quorum; Majority Vote. At meetings of any Committee, a majority of the members shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of such Committee member(s), except as otherwise specifically provided by statute or by the Articles of Incorporation or by these Bylaws. If a quorum is not present at a meeting of any Committee, the members present there at may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

4.45 Compensation. By resolution of the Board of Directors, the members of any Committee may be paid their expenses, if any, of attendance at each meeting of any Committee and may be paid a fixed sum, for attendance at each meeting of any Committee or a stated salary as a member thereof. No such payment shall preclude any member from serving the Corporation in any other capacity and receiving compensation therefor.

4.46 Procedure. The member(s) of each Committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required. The minutes of the proceedings of the any of the Committees shall be placed in the minute book of the Corporation.

4.47 Action Without Meeting. Any action required or permitted to be taken at a meeting of any Committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of such Committee. Such consent shall have the same force and effect as a unanimous vote at a meeting. The signed consent, or a signed copy thereof, shall be placed in the minute book. Such consents may be signed in multiple counterparts, each of which shall constitute an original for all purposes, and all of which together shall constitute the unanimous written consent of the Directors.

4.48 Responsibility. The designation of any Committee and the delegation of authority to it shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.

                                  ARTICLE FIVE
                                     NOTICE

5.01 Method. Whenever by statute or the Articles of Incorporation or these Bylaws notice is required to be given to any Director or Shareholder and no provision is made as to how such notice shall be given, it shall not be construed to mean personal notice, but any such notice may be given:

         (a) in writing, by mail, postage prepaid, addressed to such Director or Shareholder at such address as appears on the books of the Corporation; or

         (b)      by any other method permitted by law.

Any notice required or permitted to be given by mail shall be deemed to be given at the time it is deposited in the United States mail.

5.02 Waiver. Whenever, by statute or the Articles of Incorporation or these Bylaws, notice is required to be given to a Shareholder or Director, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated in such notice, shall be equivalent to the giving of such notice. Attendance of a Director at a meeting shall constitute a waiver of notice of such meeting except where a Director attends for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called or convened.

5.03 Telephone Meetings. Shareholders, Directors, or members of any committee, may hold any meeting of such Shareholders, Directors, or committee by means of conference telephone or similar communications equipment that permits all persons participating in the meeting to hear each other. Actions taken at such meeting shall have the same force and effect as a vote at a meeting in person. The Secretary shall prepare a memorandum of the actions taken at conference telephone meetings.

                                   ARTICLE SIX
                               OFFICERS AND AGENTS

6.01     Number; Qualification; Election; Term.

         (a)      The Corporation shall have:

                  (1) A Chairman of the Board (should the Board of Directors so choose to select), a President, a Vice-President, a Secretary and a Treasurer, and

                  (2) Such other Officers (including one or more Vice-Presidents, and assistant Officers and agents) as the Board of Directors authorizes from time to time.

         (b) No Officer or agent need be a Shareholder, a Director or a resident of Nevada except as provided in Sections 3.15 and 4.02 of these Bylaws.

         (c) Officers named in Section 6.01(a)(1) above shall be elected by the Board of Directors on the expiration of an Officer's term or whenever a vacancy exists. Officers and agents named in Section 6.01(a)(2) may be elected by the Board of Directors at any meeting.

         (d) Unless otherwise specified by the Board at the time of election or appointment, or in an employment contract approved by the Board, each Officer's and agent's term shall end at the first meeting of Directors after the next annual meeting of Shareholders. He shall serve until the end of his term or, if earlier, his death, resignation or removal.

         (e)      Any two or more offices may be held by the same person.

6.02 Removal and Resignation. Any Officer or agent elected or appointed by the Board of Directors may be removed with or without cause by a majority of the Directors at any regular or special meeting of the Board of Directors. Any Officer may resign at any time by giving written notice to the Board of Directors or to the President or Secretary. Any such resignation shall take effect upon receipt of such notice if no date is specified in the notice, or, if a later date is specified in the notice, upon such later date; and unless otherwise specified in the notice, the acceptance of such resignation shall not be necessary to make it effective. The removal of any officer or agent shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an Officer or agent shall not of itself create contract rights.

6.03 Vacancies. Any vacancy occurring in any office of the Corporation (by death, resignation, removal or otherwise) may be filled by the Board of Directors.

6.04 Authority. Officers shall have full authority to perform all duties in the management of the Corporation as are provided in these Bylaws or as may be determined by resolution of the Board of Directors from time to time not inconsistent with these Bylaws.

6.05 Compensation. The compensation of Officers and agents shall be fixed from time to time by the Board of Directors.

6.06 Chairman of the Board. The Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and shall exercise and perform such other powers and duties as may be assigned to him by the Board of Directors or prescribed by the Bylaws.

6.07 Executive Powers. The President of the Corporation shall, unless otherwise determined by the Board of Directors, have general and active management of the business and affairs of the Corporation and shall see that all orders and resolutions of the Board are carried into effect. He shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe. Within this authority and in the course of his respective duties the President of the Corporation shall have the general authority to:

         (a) Conduct Meetings. Preside at all meetings of the Shareholders and at all meetings of the Board of Directors, and shall be ex officio members of all the standing committees, including the Executive Committee, if any.

         (b) Sign Share Certificates. Sign all certificates of stock of the Corporation, in conjunction with the Secretary or Assistant Secretary, unless otherwise ordered by the Board of Directors.

         (c) Execute Instruments. When authorized by the Board of Directors or required by law, execute, in the name of the Corporation, deeds, conveyances, notices, leases, checks, drafts, bills of exchange, warrants, promissory notes, bonds, debentures, contracts, and other papers and instruments in writing, and unless the Board of Directors orders otherwise by resolution, make such contracts as the ordinary conduct of the Corporation's business requires.

         (d) Hire and Discharge Employees. Subject to the approval of the Board of Directors, appoint and remove, employ and discharge, and prescribe the duties and fix the compensation of all agents, employees and clerks of the Corporation other than the duly appointed officers, and, subject to the direction of the Board of Directors, control all of the officers, agents and employees of the Corporation.

6.08 Vice-Presidents. The Vice-Presidents, if any, in the order of their seniority, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the President, perform the duties and have the authority and exercise the powers of the President. They shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe or as the senior Officers of the Corporation may from time to time delegate.

6.09 Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the Shareholders and record all votes and minutes of all proceedings in a book to be kept for that purpose, and shall perform like duties for the Executive Committee when required. He shall give, or cause to be given, notice of all meetings of the Shareholders and special meetings of the Board of Directors. He shall keep in safe custody the Seal of the Corporation and, when authorized by the Board of Directors or the Executive Committee, affix the same to any instrument requiring it, and when so affixed, it shall be attested by his signature or by the signature of the Treasurer or an Assistant Secretary. He shall be under the supervision of the senior Officers of the Corporation. He shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe or as the senior officers of the Corporation may from time to time delegate.

6.10 Assistant Secretaries. The Assistant Secretaries, if any, in the order of their seniority, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the Secretary, perform the duties and have the authority and exercise the powers of the Secretary. They shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe or as the senior Officers of the Corporation may from time to time delegate.

6.11 Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of all income, expense, receipts and disbursements of the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the senior Officers of the corporation and Directors, at the regular meeting of the Board, or whenever they may request it, accounts of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, he shall give the Corporation a bond in such form, in such sum, and with such surety or sureties as satisfactory to the Board, for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, paper, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation. He shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe or as the senior Officers of the Corporation may from time to time delegate.

6.12 Assistant Treasurers. The Assistant Treasurers, if any, in the order of their seniority, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. They shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe or as the senior officers of the Corporation may from time to time delegate.

                                  ARTICLE SEVEN
                      CERTIFICATE AND TRANSFER REGULATIONS

7.01 Certificates. Certificates in such form as may be determined by the Board of Directors shall be delivered, representing all shares to which Shareholders are entitled. Certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued. Each certificate shall state on the face thereof that the Corporation is organized under the laws of the State of Nevada, the holder's name, the number and class of shares, the par value of such shares or a statement that such shares are without par value, and such other matters as may be required by law. They shall be signed by the President or a Vice-President and either the Secretary or Assistant Secretary or such other Officer or Officers as the Board of Directors designates, and may be sealed with the Seal of the Corporation or a facsimile thereof. If any certificate is countersigned by a transfer agent, or an assistant transfer agent, or registered by a registrar (either of which is other than the Corporation or an employee of the Corporation), the signature of any such officer may be a facsimile thereof.

7.02 Issuance of Certificates. Shares (both treasury and authorized but unissued) may be issued for such consideration (not less than par value) and to such persons as the Board of Directors determines from time to time. Shares may not be issued until the full amount of the consideration, fixed as provided by law, has been paid. In addition, Shares shall not be issued or transferred until such additional conditions and documentation as the Corporation (or its transfer agent, as the case may be) shall reasonably require, including without limitation, the delivery with the surrender of such stock certificate or certificates of proper evidence of succession, assignment or other authority to obtain transfer thereof, as the circumstances may require, and such legal opinions with reference to the requested transfer as shall be required by the Corporation (or its transfer agent) pursuant to the provisions of these Bylaws and applicable law, shall have been satisfied.

7.03     Legends on Certificates.

         (a) Shares in Classes or Series. If the Corporation is authorized to issue shares of more than one class, the certificates shall set forth, either on the face or back of the certificate, a full or summary statement of all of the designations, preferences, limitations and relative rights of the shares of such class and, if the Corporation is authorized to issue any preferred or special class in series, the variations in the relative rights and preferences of the shares of each such series so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series. In lieu of providing such a statement in full on the certificate, a statement on the face or back of the certificate may provide that the Corporation will furnish such information to any shareholder without charge upon written request to the Corporation at its principal place of business or registered office and that copies of the information are on file in the office of the Secretary of State.

         (b) Restriction on Transfer. Any restrictions imposed by the Corporation on the sale or other disposition of its shares and on the transfer thereof may be copied at length or in summary form on the face, or so copied on the back and referred to on the face, of each certificate representing shares to which the restriction applies. The certificate may, however, state on the face or back that such a restriction exists pursuant to a specified document and that the Corporation will furnish a copy of the document to the holder of the certificate without charge upon written request to the Corporation at its principal place of business, or refer to such restriction in any other manner permitted by law.

         (c) Preemptive Rights. Any preemptive rights of a Shareholder to acquire unissued or treasury shares of the Corporation that are or may at any time be limited or denied by the Articles of Incorporation may be set forth at length on the face or back of the certificate representing shares subject thereto. In lieu of providing such a statement in full on the certificate, a statement on the face or back of the certificate may provide that the Corporation will furnish such information to any Shareholder without charge upon written request to the Corporation at its principal place of business and that a copy of such information is on file in the office of the Secretary of State, or refer to such denial of preemptive rights in any other manner permitted by law.

         (d) Unregistered Securities. Any security of the corporation, including, among others, any certificate evidencing shares of the Common Stock or warrants to purchase Common Stock of the Corporation, which is issued to any person without registration under the Securities Act of 1933, as amended, or the securities laws of any state, shall not be transferable until the corporation has been furnished with a legal opinion of counsel with reference thereto, satisfactory in form and content to the Corporation and its counsel, if required by the Corporation, to the effect that such sale, transfer or pledge does not involve a violation of the Securities Act of 1933, as amended, or the securities laws of any state having jurisdiction. The certificate representing the security shall bear substantially the following legend:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNLESS SUCH OFFER, SALE OR TRANSFER WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE BLUE SKY LAWS. ANY OFFER, SALE OR TRANSFER OF THESE SECURITIES MAY NOT BE MADE WITHOUT THE PRIOR WRITTEN APPROVAL OF THE CORPORATION".

7.04     Payment of Shares.

         (a) Kind. The consideration for the issuance of shares shall consist of money paid, labor done (including services actually performed for the Corporation) or property (tangible or intangible) actually received. Neither promissory notes nor the promise of future services shall constitute payment for shares.

         (b) Valuation. In the absence of fraud in the transaction, the judgment of the Board of Directors as to the value of consideration received shall be conclusive.

         (c) Effect. When consideration, fixed as provided by law, has been paid, the shares shall be deemed to have been issued and shall be considered fully paid and nonassessable.

         (d) Allocation of Consideration. The consideration received for shares shall be allocated by the Board of Directors, in accordance with law, between Stated Capital and Capital Surplus accounts.


7.05 Lien. For any indebtedness of a Shareholder to the Corporation, the Corporation shall have a first and prior lien on all shares of its stock owned by him and on all dividends or other distributions declared thereon.

7.06 Lost, Stolen or Destroyed Certificates. The Corporation shall issue a new certificate in place of any certificate for shares previously issued if the registered owner of the certificate:

         (a) Claim. Submits proof in affidavit form that it has been lost, destroyed or wrongfully taken; and

         (b) Timely Request. Requests the issuance of a new certificate before the Corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim; and

         (c) Bond. Gives a bond in such form, and with such surety or sureties, with fixed or open penalty, if the Corporation so requires, to indemnify the Corporation (and its transfer agent and registrar, if any) against any claim that may be made on account of the alleged loss, destruction, or theft of the certificate; and

         (d) Other Requirements. Satisfies any other reasonable requirements imposed by the Corporation.

When a certificate has been lost, apparently destroyed or wrongfully taken, and the holder of record fails to notify the Corporation within a reasonable time after he has notice of it, and the Corporation registers a transfer of the shares represented by the certificate before receiving such notification, the holder of record shall be precluded from making any claim against the Corporation for the transfer or for a new certificate.

7.07 Registration of Transfer. The Corporation shall register the transfer of a certificate for shares presented to it for transfer if:

         (a) Endorsement. The certificate is properly endorsed by the registered owner or by his duly authorized attorney; and

         (b) Guaranty and Effectiveness of Signature. If required by the Corporation, the signature of such person has been guaranteed by a national banking association or member of the New York Stock Exchange, and reasonable assurance is given that such endorsements are effective; and

         (c) Adverse Claims. The Corporation has no notice of an adverse claim or has discharged any duty to inquire into such a claim; and

         (d) Collection of Taxes. Any applicable law relating to the collection of taxes has been complied with.

7.08 Registered Owner. Prior to due presentment for registration of transfer of a certificate for shares, the Corporation may treat the registered owner or holder of a written proxy from such registered owner as the person exclusively entitled to vote, to receive notices and otherwise exercise all the rights and powers of a Shareholder.

7.09 Preemptive Rights. No Shareholder or other person shall have any preemptive rights of any kind to acquire additional, unissued or treasury shares of the Corporation, or securities of the Corporation convertible into, or carrying rights to subscribe to or acquire, shares of any class or series of the Corporation's capital stock, unless, and to the extent that, such rights may be expressly granted by appropriate action.

                                  ARTICLE EIGHT
                               GENERAL PROVISIONS

8.01      Dividends and Reserves.

         (a) Declaration and Payment. Subject to statute and the Articles of Incorporation, dividends may be declared by the Board of Directors at any regular or special meeting and may be paid in cash, in property or in shares of the Corporation. The declaration and payment shall be at the discretion of the Board of Directors.

         (b) Record Date. The Board of Directors may fix in advance a record date for the purpose of determining Shareholders entitled to receive payment of any dividend, such record date to be not more than sixty days prior to the payment date of such dividend, or the Board of Directors may close the stock transfer books for such purpose for a period of not more than sixty days prior to the payment date of such dividend. In the absence of any action by the Board of Directors, the date upon which the Board of Directors adopts the resolution declaring such dividend shall be the record date.

         (c) Reserves. By resolution, the Board of Directors may create such reserve or reserves out of the Earned Surplus of the Corporation as the Directors from time to time, in their discretion, think proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for any other purpose they think beneficial to the Corporation. The Directors may modify or abolish any such reserve in the manner in which it was created.

8.02 Books and Records. The Corporation shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its Shareholders and Board of Directors, and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its Shareholders, giving the names and addresses of all Shareholders and the number and class of the shares held by each.

8.03 Annual Reports. The Board of Directors shall cause such reports to be mailed to Shareholders as the Board of Directors deems to be necessary or desirable from time to time.

8.04 Checks and Notes. All checks or demands for money and notes of the Corporation shall be signed by such Officer or Officers or such other person or persons as the Board of Directors designates from time to time.

8.05 Fiscal Year. The fiscal year of the Corporation shall be the July 1 through June 30.

8.06 Seal. The Corporation Seal (of which there may be none, one or more) may contain the name of the Corporation and the name of the state of incorporation. The Seal may be used by impressing it or reproducing a facsimile of it, or otherwise. ABSENCE OF THE CORPORATION SEAL SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OR ANY DOCUMENT OR INSTRUMENT.

8.07     Indemnification.

         (a) The Corporation shall have the right to indemnify, to purchase indemnity insurance for, and to pay and advance expenses to, Directors, Officers and other persons who are eligible for, or entitled to, such indemnification, payments or advances, in accordance with and subject to the provisions of Nevada Revised Statutes 78.751 and any amendments thereto, to the extent such indemnification, payments or advances are either expressly required by such provisions or are expressly authorized by the Board of Directors within the scope of such provisions. The right of the Corporation to indemnify such persons shall include, but not be limited to, the authority of the Corporation to enter into written agreements for indemnification with such persons.

         (b) Subject to the provisions of Nevada Revised Statues 8.751 and any amendments thereto, a Director of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for an act or omission in the Director's capacity as a Director, except that this provision does not eliminate or limit the liability of a Director to the extent the Director is found liable for: (1) a breach of the Director's duty of loyalty to the Corporation or its shareholders; (2) an act or omission not in good faith that constitutes a


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


         breach of duty of the Director to the Corporation or an act or omission that involves intentional misconduct or a knowing violation of the law;
         (3) a transaction from which the Director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the Director's office; or (4) an act or omission for which the liability of a Director is expressly provided by an applicable statute.

8.08 Amendment of Bylaws. These Bylaws may be altered, amended or repealed at any meeting of the Board of Directors at which a quorum is present, by the affirmative vote of a majority of the Directors present thereat, provided notice of the proposed alteration, amendment, or repeal is contained in the notice of such meeting.

8.09 Construction. Whenever the context so requires, the masculine shall include the feminine and neuter, and the singular shall include the plural, and conversely. If any portion of these Bylaws are ever finally determined to be invalid or inoperative, then, so far as is reasonable and possible:

         (a)     The remainder of these Bylaws shall be valid and operative; and

         (b) Effect shall be given to the intent manifested by the portion held invalid or inoperative.

8.10 Table of Contents; Headings. The table of contents and headings are for organization, convenience and clarity. In interpreting these Bylaws, they shall be subordinated in importance to the other written material.

         Adopted by the board of directors on the 25th day of May 2001.



                                                     ---------------------------
                                                     RICHARD S. CRAVEN, Director



                                                     ---------------------------
                                                     BYRON G. SHAFFER, Director



                                                     ---------------------------
                                                     S. ALBERT HANSER, Director



                                                     ---------------------------
                                                     JOHN C. HARRIS, Director


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


                                                     Signed for Identification:

                                                     Viseon, Inc.
                                                     A Nevada Corporation



                                                     ---------------------------
                                                     By:  John C. Harris
                                                     Its: President


                             SECRETARY'S CERTIFICATE
                             -----------------------

         The undersigned Secretary of Viseon, Inc. certifies that the foregoing Bylaws, consisting of 22 pages, each initialed by the undersigned for identification, represent a true and complete copy of the Bylaws of the Corporation adopted by the board of directors at a meeting held on the 25th day of May 2001.



                                                     ---------------------------
                                                     JIM HANZLIK, Secretary





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